LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 8, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 29, 2012, OF

CLEARBRIDGE INTERNATIONAL ALL CAP OPPORTUNITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on May 31, 2012, November 30, 2012 and February 8, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012, November 28, 2012, November 30, 2012 and February 8, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective April 1, 2013, the following text replaces the sections of the fund’s Summary Prospectus and Prospectus titled “Management”:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: ClearBridge Investments, LLC (“ClearBridge”)

Portfolio managers: Paul D. Ehrlichman, Sean M. Bogda, CFA, Safa R. Muhtaseb CFA, and Elisa Mazen. Mr. Ehrlichman (a managing director and head of global equities at ClearBridge), Mr. Bogda (a managing director of ClearBridge) and Mr. Muhtaseb (a managing director ClearBridge) have been portfolio managers for the fund since December 2006. Ms. Mazen (a managing director of ClearBridge) has been a portfolio manager for the fund since August 2008.

Effective April 1, 2013, the following text replaces the section of the fund’s Prospectus titled “More on fund management”:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2012, LMPFA’s total assets under management were approximately $180.6 billion.

ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason in December 2005, but traces back its asset management expertise over 45 years to several prominent firms including Smith Barney Asset Management, Davis Skaggs Investment Management and Salomon Brothers Asset Management. As of December 31, 2012, ClearBridge’s total assets under management were approximately $55.5 billion. ClearBridge is the successor in interest to ClearBridge Global Currents Investment Management, LLC (“CBGC”) effective April 1, 2013.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2012, the total assets under management of Western Asset and its supervised affiliates were approximately $461.9 billion.

LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2012, Legg Mason’s asset management operations had aggregate assets under management of approximately $648.9 billion.

Portfolio managers

Paul D. Ehrlichman, Sean M. Bogda, CFA, and Safa R. Muhtaseb, CFA, have managed the fund’s portfolio since December 2006. Elisa Mazen has managed the fund’s portfolio since August 2008.

Mr. Ehrlichman is a managing director and head of global equities at ClearBridge. Prior to April 2013, he served as a managing director and head of global equities at CBGC. Prior to July 2008, he served as Global Equity CIO at Brandywine Global Investment Management (“Brandywine”), where he managed the international and global value equity team, originally joining Brandywine in 1988. Mr. Ehrlichman has 28 years of investment experience. He earned a B.S. degree in Finance and Quantitative Analysis from La Salle University, graduating cum laude.

Mr. Bogda is a managing director and a portfolio manager on the International and Global Value Equity team at ClearBridge. He is responsible for covering the energy, industrials, and consumer discretionary sectors. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Bogda was previously with Brandywine as a global equity portfolio manager (1993-2008). He has 20 years of investment industry experience. Mr. Bogda is a CFA Charterholder and earned a B.S. in Finance from the University of Colorado, graduating cum laude.

Mr. Muhtaseb is a managing director and a portfolio manager on the International and Global Value Equity team at ClearBridge. He is responsible for contributions to research of investments across countries and sectors and general and stock recommendations for the firm’s equity strategies. Prior to April 2013, he was a managing director and a portfolio manager at CBGC. Mr. Muhtaseb was previously with Brandywine as a global equity portfolio manager (2004-2008), bringing with him over 25 years of industry experience. He was also with Goldman Sachs Asset Management as a senior portfolio manager for global and international products (2001-2004). Mr. Muhtaseb is a CFA Charterholder, earned an M.B.A. in Finance from the University of Tennessee and graduated cum laude with a B.S. in Business Administration from Old Dominion University.

Ms. Mazen is a managing director and portfolio manager with the International and Global Value Equity team at ClearBridge. As a member of the investment team, Ms. Mazen is responsible for covering the consumer sectors in addition to her role as a global portfolio manager. Prior to April 2013, she was a managing director and portfolio manager at CBGC. Ms. Mazen was previously at Oppenheimer Capital, where she was a managing director and head of international and global equity investments for 8 years. Prior to Oppenheimer, she was a portfolio manager at Clemente Capital Inc., managing public pension fund assets. She began her career at Mitchell Hutchins Asset Management, now a subsidiary of UBS, in the high yield investments area and has 26 years of investment industry experience. Ms. Mazen received her B.A. in economics and finance from Douglass College, Rutgers University and serves as a member of the Douglass College Investment Committee.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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